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Northfield Laboratories Inc.

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SEC 1913 (02-02)

NORTHFIELD LABORATORIES INC.
1560 Sherman Avenue, Suite 1000
Evanston, Illinois 60201-4800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held
September 20, 2006

TO THE STOCKHOLDERS OF NORTHFIELD LABORATORIES INC:

The Annual Meeting of the stockholders of Northfield Laboratories Inc. (the “Company”) will be held on Wednesday, September 20, 2006 at 10:00 A.M., local time, at The Deer Path Inn, 255 East Illinois Road, Lake Forest, Illinois 60045 for the following purposes:

1.	To elect seven directors to hold office until the next Annual Meeting of the stockholders of the Company;

2.	To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the Company’s 2007 fiscal year; and

3.	To transact such other business as may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on August 11, 2006 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are requested to complete and sign the enclosed Proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope.

By Order of the Board of Directors

JACK J. KOGUT
Secretary

Evanston, Illinois
August 15, 2006

It is important that your stock be represented at the Annual Meeting regardless of the number of shares you hold. Please complete, sign and mail the enclosed Proxy in the accompanying envelope even if you intend to be present at the Annual Meeting. Returning the Proxy will not limit your right to vote in person or to attend the Annual Meeting, but will ensure your representation if you cannot attend. The Proxy is revocable at any time prior to its use.

Northfield Laboratories Inc.
Item 1. ELECTION OF DIRECTORS
MANAGEMENT
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
Item 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS AND NOMINATIONS
GENERAL

Northfield Laboratories Inc.

PROXY STATEMENT

This document is being furnished to holders of the common stock of Northfield Laboratories Inc. in connection with the solicitation of proxies by our board of directors for use at Northfield’s annual meeting of stockholders to be held on Wednesday, September 20, 2006 at 10:00 A.M., local time, at The Deer Path Inn, 255 East Illinois Road, Lake Forest, Illinois 60045 and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

This document is first being mailed to holders of common stock on or about August 15, 2006.

Our principal executive offices are located at 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800. Our telephone number is (847) 864-3500. We also maintain an Internet website at www.northfieldlabs.com. The information contained on our website is not deemed to be soliciting material and is not incorporated by reference in this document.

Voting and Record Date

Only holders of record of common stock as of the close of business on August 11, 2006, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of August 11, 2006, there were 26,779,438 shares of common stock outstanding and entitled to be voted at the annual meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Shares that are present and entitled to vote on any of the proposals to be considered at the annual meeting will be considered to be present at the annual meeting for purposes of establishing the presence or absence of a quorum for the transaction of business.

Required Vote

Each holder of record of shares who is entitled to vote may cast one vote per share held on all matters properly submitted for the vote of our stockholders at the annual meeting.

Directors are elected by plurality vote and the seven nominees who receive the greatest number of votes will be elected. Withheld votes and abstentions will not be taken into account for purposes of determining the outcome of the election of directors.

The affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote on such proposal will be required to ratify the appointment of our independent auditors. Abstentions will have the effect of negative votes with respect to this proposal.

Proxies

All shares entitled to vote and represented by properly executed proxies received and not revoked prior to the annual meeting will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the board of directors.

If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. It is not currently anticipated that any other matters will be raised at the annual meeting.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with Northfield’s Corporate Secretary, at or before the taking of the vote at the annual meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares. A proxy may also be revoked by attending the annual meeting and voting in person, although attendance at the annual meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be delivered to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, at or before the taking of the vote at the annual meeting.

We will bear all of the expenses of this solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally and by telephone, internet and telegraph, all without extra compensation.

Annual Report

A copy of our Annual Report on Form 10-K for our 2006 fiscal year, including financial statements, has been sent simultaneously with this document or has been previously provided to all stockholders entitled to vote at the annual meeting.

Recommendations of the Board of Directors

The board of directors recommends a vote FOR each of the proposals to be considered at the annual meeting.

Item 1. ELECTION OF DIRECTORS

The number of directors comprising our full board of directors is currently fixed at seven. All of our directors stand for election each year at our annual meeting. Directors elected at this year’s annual meeting will hold office until the next annual meeting or until their earlier resignation or removal.

Northfield’s board of directors, based on the recommendation of its nominating and corporate governance committee, has nominated the following nominees for election at the annual meeting. In the event any of the nominees should become unavailable for election, the nominating and corporate governance committee may designate substitute nominees, in which event shares represented by all proxies returned will be voted for the substitute nominees unless an indication to the contrary is included on the proxies. The board of directors recommends a vote FOR the election of each of the following director nominees.

	Director		Principal Occupation and
Name	Since	Office	Business Experience

Steven A. Gould, M.D.	1993	Chairman and Chief Executive Officer	Dr. Gould, age 59, is a founding member of Northfield’s scientific team and has served as the Chairman and Chief Executive Officer of Northfield since July 2002. From July 1993 to July 2002, Dr. Gould served as President and a director of Northfield. Prior to that time, Dr. Gould served as a Consultant and Principal Investigator for Northfield’s clinical trials. From 1989 to 1993, Dr. Gould served as Chief of the Department of Surgery of Michael Reese Hospital. Since 1990, Dr. Gould has also served as Professor of Surgery, nonsalaried, at the University of Illinois College of Medicine. From 1979 through 1989, Dr. Gould was Assistant Professor and then Associate Professor in the Department of Surgery at The University of Chicago School of Medicine. Dr. Gould has been involved in development of national transfusion policy through his participation in the activities of the National Heart Lung Blood Institute, the National Blood Resource Education Panel, the Department of Defense, the American Association of Blood Banks, the American College of Surgeons and The American Red Cross. Dr. Gould received his M.D. degree from the Boston University School of Medicine in 1973.
John F. Bierbaum	2002	Director	Mr. Bierbaum, age 62, has served as a director of Northfield since September 2002. Currently, he is serving as Chief Financial Officer, Archdiocese of Saint Paul and Minneapolis. Mr. Bierbaum has served as a consultant to Pepsi Americas, Inc. since May 2003. Prior to that date, Mr. Bierbaum served as a senior officer of Pepsi Americas, Inc. and its predecessors. Mr. Bierbaum is also a director of Holstein USA, Inc. Mr. Bierbaum is a C.P.A. and received his B.S. degree from the University of Minnesota in 1967.
Bruce S. Chelberg	1989	Director	Mr. Chelberg, age 72, has served as a director of Northfield since 1989. Mr. Chelberg served from May 1992 through November 2000 as the Chairman and Chief Executive Officer of PepsiAmericas, Inc., formerly known as Whitman Corporation. Mr. Chelberg is also a director of First Midwest Bancorp, Inc. and Snap-On Incorporated. Mr. Chelberg received his LLB degree from the University Of Illinois College of Law in 1958.

	Director		Principal Occupation and
Name	Since	Office	Business Experience

Alan L. Heller	2006	Director	Mr. Heller, age 52, has served as a Director of Northfield since February 2006. He has served as an Investment Advisor to Water Street Capital since February 2006. From November 2004 to November 2005, he was President and Chief Executive Officer of American Pharmaceutical Partners. From January 2004 to November 2004, Mr. Heller was an investment advisor on life science transactions to One Equity Partners, a private equity arm of JP Morgan Chase/Bank. From October 2000 to January 2004, Mr. Heller served as Senior Vice President and President Global Renal operations at Baxter Healthcare Corporation. Prior to joining Baxter, Mr. Heller spent 23 years at G.D. Searle. Mr. Heller is also a director of Savient Pharmaceuticals, Inc., Kalypsys Co., a privately-held company, and Multiple Myeloma Research Foundation and Illinois Biotech Association, each not-for-profit organizations. He holds a B.S. in Accounting from the University of Illinois at Chicago and an M.B.A. from De Paul University.
Paul M. Ness, M.D.	2002	Director	Dr. Ness, age 60, has served as a director of Northfield since September 2002. Dr. Ness is Professor of Pathology, Medicine and Oncology at the Johns Hopkins University School of Medicine and has been Director of the School’s Transfusion Medicine Division since 1979. Dr. Ness previously served as Chief Executive Officer, Senior Medical Director and Scientific Director of the American Red Cross Blood Services Greater Chesapeake and Potomac Region. Dr. Ness served on the Blood Products Advisory Committee of the Food and Drug Administration, or FDA, from 1996 to 1998 and has also served on numerous FDA advisory panels. He was the president of the American Association of Blood Banks in 1999 and became Editor of the journal TRANSFUSION in 2003. Dr. Ness received his M.D. degree from the State University of New York in 1971.
David A. Savner	1998	Director	Mr. Savner, age 62, has served as a director of Northfield since April 1998. Mr. Savner has been the Senior Vice President and General Counsel of General Dynamics Corporation since April 1998. From 1987 to 1998, Mr. Savner was a senior partner in the law firm of Jenner & Block. Mr. Savner serves as a director of Syntherica Inc., a privately-held company, and Everybody Wins DC, a not-for-profit organization. Mr. Savner received his J.D. degree from Northwestern University Law School in 1968.

	Director		Principal Occupation and
Name	Since	Office	Business Experience

Edward C. Wood, Jr.	2005	Director	Mr. Wood, age 61, has served as a director of Northfield since September 2005. Since 2000, he has served as Chief Executive Officer of Summit Roundtable, consultants to medical products companies. Prior to 2000, Mr. Wood served as President of COBE BCT Inc., now Gambro BCT Inc., a blood component technology company. Mr. Wood is also a director of MonoGen, Inc., Engineering and Research Associates, Inc. (SEBRA) and CytoLogic, Inc. He is currently chairman of the Colorado Bio Science Association. Mr. Wood received his M.B.A. from the University of Colorado in 1972.

Jack Olshansky, a Northfield director since 1989, will be retiring as a director effective as of the date of our annual meeting. Mr. Olshansky will serve as a non-voting director emeritus following our annual meeting and will continue to provide Northfield with the benefit of his extensive experience in the healthcare industry. Northfield’s board of directors wishes to thank Mr. Olshansky for his years of dedicated service as a Northfield director.

Committees of the Board of Directors

Our board of directors has three standing committees: the audit committee, the nominating and corporate governance committee and the compensation committee.

The following directors currently serve as members of these committees:

Audit Committee	—	John F. Bierbaum (Chairman) Edward C. Wood, Jr. Jack Olshansky
Nominating and Corporate	—	David A. Savner (Chairman)
Governance Committee		Paul M. Ness, M.D.
Compensation Committee	—	David A. Savner (Chairman) Bruce S. Chelberg

Following Mr. Olshansky’s retirement as director effective as of the date of the annual meeting, Mr. Heller will become a member of the audit committee.

Director Independence

The board of directors has determined that each of the non-management directors, Messrs. Bierbaum, Chelberg, Heller, Ness, Savner and Wood, is an independent director as defined in Rule 4200 of the Nasdaq listing standards and, therefore, that a majority of our board of directors is independent as so defined.

The foregoing independence determination also included the conclusion of the board of directors that each of the members of the audit committee is independent for purposes of membership on the audit committee under Rule 4350(d) of the Nasdaq listing standards, which includes the independence requirements of Rule 4200 and additional independence requirements under SEC Rule 10A-3(b), and that each of the members of the nominating and corporate governance committee and compensation committee is independent under the Nasdaq listing standards applicable for purposes of membership on those committees.

Executive Sessions

Our independent directors participate in regularly scheduled executive sessions at which only independent directors are present. During our 2006 fiscal year, our independent directors participated in three executive sessions, all of which were held in conjunction with regularly scheduled board meetings.

Audit Committee

Meetings.  During our 2006 fiscal year, the audit committee met five times. Each of the members of the audit committee participated in at least 75 percent of the meetings of the committee.

Charter and Purposes.  The charter of the audit committee is available on our Internet website as described below under “Corporate Governance and Website Information.” The primary purposes of the audit committee are to oversee on behalf of the board of directors:

•	our accounting and financial reporting processes and the integrity of our financial statements;

•	the audits of our financial statements and the appointment, compensation, qualifications, independence and performance of our independent auditors; and

•	our internal control over financial reporting.

Members.  The board of directors has determined that the members of the audit committee are independent as described above under “Director Independence.” The board of directors has also determined that all of the members of the audit committee meet the requirement of the Nasdaq listing standards that each member be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Additionally, the board of directors has determined that Mr. Bierbaum meets the requirement of the Nasdaq listing standards that at least one member of the committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication.

Audit Committee Financial Expert.  The board of directors has not determined that any of the members of the audit committee is an “audit committee financial expert” as defined in SEC Regulation S-K Item 401(h). Our board of directors believes that the current members of the audit committee have requisite levels of financial literacy and financial sophistication to enable the audit committee to be effective in relation to the purposes outlined in its charter and in light of the scope and nature of our company’s business and financial statements. The board of directors accordingly does not believe it is necessary at this time to recruit a new board member in order to name an audit committee financial expert.

Nominating and Corporate Governance Committee and Director Nomination Process

Meetings.  During our 2006 fiscal year, the nominating and corporate governance committee met three times. Each of the members of the nominating and corporate governance committee participated in at least 75 percent of the meetings of the committee.

Charter and Purposes.  The charter of the nominating and corporate governance committee is available on our Internet website as described below under “Corporate Governance and Website Information.” The primary purposes of the committee are to:

•	select the individuals qualified to serve on the board of directors for election by our stockholders at each annual meeting of stockholders and to fill vacancies on the board of directors; and

•	develop, assess and recommend to the board of directors corporate governance policies for our company.

Members.  The board of directors has determined that the members of the nominating and corporate governance committee are independent as described above under “Director Independence.”

Process for Identifying Director Candidates.  The committee’s current process for identifying and evaluating nominees for director consists of general periodic evaluations of the size and composition of the board of directors with a goal of maintaining continuity of appropriate industry expertise and knowledge of our company.

Director Nominations Made by Stockholders.  The nominating and corporate governance committee will consider nominations timely made by stockholders pursuant to the requirements of our bylaws referred to below under “Procedure for Submitting Stockholder Proposals and Nominations.” The committee has not formally adopted any specific elements of this policy, such as minimum specific qualifications or specific qualities or skills that must be possessed by qualified nominees, beyond the committee’s willingness to consider candidates proposed by stockholders. The committee expects to monitor developments in this area in the future and may or may not consider adopting a more detailed policy.

Compensation Committee

Meetings.  During our 2006 fiscal year, the compensation committee met two times. Each of the members of the compensation committee participated in at least 75 percent of the meetings of the committee.

Charter and Purposes.  The charter of the compensation committee is available on our Internet website as described below under “Corporate Governance and Website Information.” The primary purposes of the committee are to:

•	review and approve the compensation of our Chief Executive Officer and other executive officers;

•	review the performance of our Chief Executive Officer and other executive officers; and

•	make recommendations to the board of directors with respect to compensation, incentive compensation plans and equity-based plans applicable to our executive officers and employees.

Members.  The board of directors has determined that the members of the compensation committee are independent as described above under “Director Independence.”

Stockholder Communications to the Board of Directors

The audit committee has undertaken on behalf of the board of directors to be the recipient of communications from stockholders relating to our company. If particular communications are directed to the full board, independent directors as a group, or individual directors, the audit committee will route these communications to the appropriate directors or committees so long as the intended recipients are clearly stated. You may send communications intended to be anonymous by mail, without indicating your name or address, to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Chairman of the Audit Committee. Communications not intended to be made anonymously may be made by mail to the above address, including whatever identifying or other information you wish to communicate.

Communications from employees or agents of our company will not be treated as communications from our stockholders unless the employee or agent clearly indicates that the communication is made solely in the person’s capacity as a stockholder. Stockholder proposals and director nominations intended to be presented at a meeting of stockholders by inclusion in our company’s proxy statement under SEC Rule 14a-8 or intended to be brought before a stockholders meeting in compliance with our bylaws are subject to specific notice and other requirements referred to under “Procedure for Submitting Stockholder Proposals and Nominations.” The communications process for stockholders described above does not modify or relieve any requirements for stockholder proposals or nominations intended to be presented at a meeting of stockholders. If you wish to make a stockholder proposal or nomination to be presented at a meeting of stockholders, you may not communicate such proposals anonymously and may not use the audit committee communication process described above in lieu of following the notice and other requirements that apply to stockholder proposals or nominations intended to be presented at a meeting of stockholders.

Corporate Governance Guidelines

The board of directors has adopted a set of corporate governance guidelines which, along with the charters of the board’s committees, establish the framework for Northfield’s corporate governance. These guidelines address a range of governance issues, including: the responsibilities, composition, operations and structure of the board of directors and its committees; director and executive compensation; and Northfield’s code of business conduct and ethics. The board of directors reviews these guidelines and other aspects of Northfield’s governance practices periodically and may make changes in these guidelines in the future. Our corporate governance guidelines are available on our Internet website as described below under “Corporate Governance and Website Information.”

Our corporate governance guidelines provide that it is Northfield’s general policy not to nominate individuals who have reached the age of 72 for election to our board of directors. Individuals over the age of 72 years may stand for election as directors with the approval of the nominating and corporate governance committee and a two-thirds vote of the directors then in office and for circumstances of significant benefit to Northfield. Based on the recommendation of the nominating and corporate governance committee, the board of directors has unanimously approved the nomination of Bruce Chelberg for election at the annual meeting. The board of directors based its determination to nominate Mr. Chelberg on his extensive business experience and his valuable continuing contributions as a Northfield director.

Corporate Governance and Website Information

We believe that we are presently in compliance with the corporate governance requirements of the Nasdaq listing standards and will continue to be in compliance with these requirements as of the date of the annual meeting, assuming the nominees for director are elected and the absence of circumstances beyond our control that would adversely affect compliance. The principal elements of these governance requirements as implemented by our company are:

•	an affirmative determination by the board of directors that a majority of the directors is independent;

•	regularly scheduled executive sessions of independent directors;

•	an audit committee, nominating and corporate governance committee and compensation committee comprised of independent directors and having the purposes and charters described above under the separate committee headings;

•	specific audit committee authority and procedures outlined in the charter of the audit committee; and

•	a code of business conduct and ethics applicable to directors, officers and employees of our company that meets the definition of a code of ethics set forth in SEC Regulation S-K Item 406. This code also contains provisions that constitute a code of ethics specifically applicable to our Chief Executive Officer, Chief Financial Officer and other members of the our finance department based on their special role in promoting fair and timely public reporting of financial and business information about our company.

The charters of our three independent board committees, our audit committee’s pre-approval policy for services provided by our auditors, our corporate governance guidelines and our code of business conduct and ethics are available without charge on our Internet website at www.northfieldlabs.com.

Compensation of Directors

We compensate our outside directors for their participation at board of directors meetings and at committee meetings of the board of directors at a rate of $1,000 per meeting. Directors are also reimbursed for their expenses for attending meetings of the board of directors and committees. In addition, non-employee directors receive an annual grant of 10,000 stock options, the share equivalent of $15,000 in stock and an annual cash retainer of $10,000 per year. The stock options provide for an exercise price equal to the market price of our common stock on the date of grant and are immediately exercisable. The stock grants are immediately vested on date of grant.

Dr. Ness has provided consulting services to Northfield relating to FDA regulatory matters and the sourcing of red blood cells from major blood banking organizations. Dr. Ness received $60,000 from Northfield as payment for his consulting services during our 2006 fiscal year.

Mr. Olshansky will be entitled to a fee of $1,000 and reimbursement of his expenses for each board of directors meeting he attends in his capacity as director emeritus.

Director Attendance

During our 2006 fiscal year, our board of directors held five meetings. Except for Mr. Chelberg, who attended three of the five meetings, each of our directors attended 75 percent or more of these meetings.

We encourage our directors to attend our annual meeting of stockholders, but we have not adopted a formal policy requiring attendance. At our 2005 annual meeting five of our then six directors were in attendance.

MANAGEMENT

Executive Officers

The board of directors will elect our executive officers at its first meeting following the annual meeting. Our executive officers are as follows:

Name	Position

Steven A. Gould, M.D.	Chairman of the Board of Directors and Chief Executive Officer
Jack J. Kogut	Senior Vice President Administration, Secretary and Treasurer
Robert L. McGinnis	Senior Vice President Operations
Marc D. Doubleday	Chief Technical Officer
Eva C. Essig, Ph.D.	Vice President Regulatory Affairs and Quality
George A. Hides	Vice President Clinical Operations
John J. Hinds	Vice President Finance
Laurel A. Omert, M.D.	Chief Medical Officer
Sophia H. Twaddell	Vice President Corporate Communications

A biographical summary of the business experience of Dr. Gould is included under “Election of Directors.”

Mr. Kogut, age 59, has served as Senior Vice President Administration since August 2006. Mr. Kogut served as Northfield’s Senior Vice President and Chief Financial Officer from January 2003 to August 2006 and as Vice President Finance, Secretary and Treasurer since January 1994. From 1982 to 1986, he was the Group Controller — Health Products for Sybron Corporation and also served as President of Sybron Asia. Mr. Kogut received his M.B.A. degree from Loyola University of Chicago in 1972.

Mr. McGinnis, age 42, has served as Senior Vice President Operations since September 2005. Mr. McGinnis served as Northfield’s Vice President Planning and Resource Development from February 2003 to September 2005. Prior to that time, Mr. McGinnis served as Northfield’s Vice President Manufacturing Development since August 1997. From 1995 to 1997, Mr. McGinnis was a Project Manager for Raytheon Engineering and Construction. Prior to 1995, Mr. McGinnis was employed by the John Brown division of Trafalgar House as a Project Manager and Engineer. Mr. McGinnis received his M.B.A. degree from the University of Chicago in 1995.

Mr. Doubleday, age 47, has served as Chief Technical Officer since September 2005. Mr. Doubleday served as Northfield’s Vice President and General Manager from February 2003 to September 2005 and as Vice President Process Engineering, Plant Manager and Senior Process Engineer since 1988. Before joining Northfield in 1988, Mr. Doubleday was employed in various capacities with Davy McKee, Millipore Corporation and Abbott Laboratories, Inc. Mr. Doubleday received his M.M. degree from Northwestern University in 1991.

Dr. Essig, age 41, has served as Vice President Regulatory Affairs and Quality since September 2003. From 1993 to 2003, Dr. Essig served in various capacities at Searle-Pharmacia, now Pfizer Inc., with her most recent position being Director Worldwide Regulatory Affairs with global responsibility for Celebrex. Her career in Regulatory Affairs began at Hoechst Canada Inc., now Sanofi-Aventis in 1990. Dr. Essig received her Ph.D. degree in Neuropharmacology from Bristol University, Bristol, U.K. in 1990.

Mr. Hides, age 39, has served as Vice President Clinical Operations since January 2005. Prior to January 2005, Mr. Hides served as Senior Director of Clinical and Regulatory Affairs, as well as various roles on Northfield’s clinical development team. Before joining Northfield in 1995, Mr. Hides was employed in various clinical and research capacities at Columbia/HCA — Michael Reese Hospital. Mr. Hides received his B.A. degree from De Pauw University in 1989.

Mr. Hinds, age 40, has served as Vice President Finance since August 2006. Prior to joining Northfield, Mr. Hinds served as Vice President Finance, Products at Bowe Bell + Howell from April 2002 to August 2006, where he was responsible for financial and shared service functions, including information services, as well as supply chain management. Prior to that position, Mr. Hinds served as Senior Finance Manager, Gateway, Inc. and as

Business Unit Controller at Baxter Healthcare Corporation. Mr. Hinds began his career at Deloitte & Touche. Mr. Hinds holds a B.S. in Accounting from DePaul University and is a C.P.A.

Dr. Omert, age 49, has served as Northfield’s Chief Medical Officer since January 2005. From 1997 to January 2005, Dr. Omert served as an Associate Professor of Surgery at Drexel University and as Associate Director of Trauma at Allegheny General Hospital. Prior to 1997, Dr. Omert served as Associate Professor of Surgery in the Division of Trauma at West Virginia University. Dr. Omert received her M.D. degree from the Loyola University/Stritch School of Medicine in 1982.

Ms. Twaddell, age 54, has served as Vice President Corporate Communications since January 2003. From 1999 to 2002, Ms. Twaddell was Senior Vice President and Partner and Global Biotechnology Practice Leader at Fleishman-Hillard. Prior to joining Fleishman-Hillard, Ms. Twaddell was Vice President Investment Banking at Prudential Vector Healthcare Group and held various positions at American Hospital Supply Corporation, Baxter Healthcare Corporation and Boots Pharmaceuticals, Inc. She received an M.A. degree from Northwestern University in 1978.

Executive Compensation

The following table summarizes all compensation paid for our last three completed fiscal years to our Chief Executive Officer and our four other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

						Long-Term Compensation Awards
							Securities
	Annual Compensation				Other Annual	Restricted Stock	Underlying
Name and Principal Position	Year(1)		Salary	Bonus	Compensation(2)	Awards($)	Options(#)

Steven A. Gould, M.D.	2006		358,896	140,000	45,278	—	100,000
Chairman and Chief	2005		341,216	100,000	42,809	—	100,000
Executive Officer	2004		318,938	—	36,541	112,500	100,000
Jack J. Kogut	2006		279,050	88,000	37,787	—	50,000
Senior Vice President Administration	2005		269,921	50,000	34,528	—	50,000
Chief Financial Officer	2004		253,125	—	27,940	56,250	50,000
Laurel A. Omert, M.D.	2006	(3)	234,385	71,000	15,901	—	25,000
Chief Medical Officer	2005	(4)	77,192	20,000	—	—	25,000
Robert L. McGinnis	2006		207,085	44,000	18,523	—	35,000
Senior Vice President Operations	2005		178,066	—	14,202	19,350	25,000
	2004		165,421	20,000	11,807	—	25,000
Eva C. Essig, Ph.D.	2006		209,450	40,000	18,154	14,875	25,000
Vice President Regulatory	2005		196,385	15,000	11,929	25,800	25,000
Affairs and Quality	2004		141,539	10,000	1,097	—	25,000

(1)	Our fiscal year begins on June 1 and ends on May 31. Our 2006 fiscal year ended May 31, 2006.

(2)	The indicated amounts represent life insurance premiums paid by Northfield and contributions made by Northfield to the indicated executive officer’s 401(k) plan account.

(3)	Bonus includes first year retention payment of $25,000.

(4)	Dr. Omert became an executive officer of Northfield in January 2005.

The following table sets forth all options granted to our Chief Executive Officer and other named executive officers during our last completed fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR

		Percent of			Potential Realizable
	Number of	Total			Value at Assumed
	Securities	Options			Annual Rates of Stock
	Underlying	Granted to	Exercise		Price Appreciation for
	Options	Employees in	Price	Expiration	Option Term(1)
Name	Granted	Fiscal Year	($/Sh)	Date	5%	10%

Steven A. Gould, M.D.	100,000	28%	12.76	1/12/2016	773,149	1,986,928
Jack J. Kogut	50,000	14%	12.76	1/12/2016	386,575	993,464
Laurel A. Omert, M.D.	25,000	7%	12.76	1/12/2016	193,287	496,732
Robert L. McGinnis	35,000	10%	13.05	9/29/2015	282,687	720,679
Eva C. Essig, Ph.D.	25,000	7%	13.05	9/29/2015	201,919	514,771

(1)	The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using five percent and ten percent appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration the provisions of the options providing for non-transferability or termination of the options following termination of employment.

The following table sets forth information regarding the number of stock options exercised by our Chief Executive Officer and other named executive officers during our 2006 fiscal year and the aggregate value as of May 31, 2006 of unexercised stock options held by these individuals.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Number of Securities
			Underlying	Value of Unexercised
	Shares		Unexercised Options	In-The-Money Options
	Acquired	Value	at Fiscal Year-End	at Fiscal Year-End(1)
Name	Exercise(#)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Steven A. Gould, M.D.	—	—	255,000/250,000	503,500/224,500
Jack J. Kogut	—	—	162,000/125,000	197,000/94,000
Laurel A. Omert, M.D.	—	—	6,250/43,750	0/0
Robert L. McGinnis	—	—	80,750/71,250	102,500/61,350
Eva C. Essig, Ph.D.	—	—	18,750/56,250	20,375/20,375

(1)	These figures are based on a fair market value for our common stock at May 31, 2006 of $9.20 per share, the closing price of the common stock as reported by the Nasdaq National Market as of that date. May 31, 2006 represents the last trading day in our 2006 fiscal year.

Compensation Committee Interlocks and Insider Participation

The compensation committee of the board of directors consists of Messrs. Chelberg and Savner. Neither of the members of the compensation committee is a current or former Northfield officer or employee or was a party to any disclosable related party transaction involving Northfield during our 2006 fiscal year.

Employment Agreements

We have employment agreements with Steven A. Gould, M.D., our Chief Executive Officer, and Jack J. Kogut, our Senior Vice President Administration, Secretary and Treasurer. In accordance with the terms of these employment agreements, during our 2006 fiscal year Dr. Gould and Mr. Kogut, respectively, received:

•	base salaries of $358,886 and $279,050;

•	cash bonuses of $140,000 and $88,000; and

•	stock options for 100,000 and 50,000 shares under the terms of the Northfield Laboratories Inc. 2003 Equity Compensation Plan.

Dr. Gould and Mr. Kogut were also permitted to participate in all other employee benefit plans and programs we make available generally to our employees.

In accordance with the terms of their employment agreements, Dr. Gould and Mr. Kogut may become entitled to annual cash bonuses, payable beginning in our 2007 fiscal year, contingent on achieving certain agreed upon performance goals. For the 2007 fiscal year, the target bonus payments for Dr. Gould and Mr. Kogut are 50 percent and 40 percent, respectively, of their annual base salary. For superior performance, the maximum bonus opportunity is 150 percent and 100 percent, respectively, of each executive’s annual base salary. The employment agreements also provide for cash bonus payments equal to 150 percent and 100 percent, respectively, of each executive’s annual base salary, as then in effect, upon the approval by Food and Drug Administration of the commercial sale of PolyHeme® in the United States.

The employment agreements provide for certain payments following a termination of employment by the executive officer due to death, disability or for cause. Additionally, if we terminate the executive officer’s employment other than by reason of death, disability or for cause, or if the executive officer terminates his employment for good reason, then we generally will be obligated to make a lump sum payment within five business days after notice of termination of an amount equal to two times the executive officer’s highest annual base salary in effect at any time during the preceding twelve months, plus any bonus that would have been payable through the employment term. In addition, for two years after the notice of termination, the executive officer will remain eligible to participate in our insurance and similar plans.

If following a change in control of our company, we terminate the executive officer’s employment other than by reason of death, disability or for cause or if the executive officer terminates his employment for good reason, any unvested stock options held by the executive officer will be fully vested and exercisable as of the date of termination.

Effective August 14, 2006, Mr. Kogut assumed responsibilities as Northfield’s Senior Vice President Administration. In connection with this change in Mr. Kogut’s title, the annual base salary under his employment agreement was fixed at $250,000 per year. The other terms of his employment agreement continue in effect.

Indemnification Agreements

We have written indemnification agreements with each of our directors and senior executive officers. These agreements require us to indemnify our directors and senior executive officers to the maximum extent permitted by law and to advance all expenses they may reasonably incur in connection with the defense of any claim or proceeding in which they may be involved as a party or witness. The agreements specify certain procedures and assumptions applicable in connection with requests for indemnification and advancement of expenses and also require us to continue to maintain directors and officers and fiduciary liability insurance for a six-year period following any change in control transaction. The rights provided to our directors and senior executive officers under their indemnification agreements are in addition to any other rights such individuals may have under our restated certificate of incorporation or bylaws, applicable law or otherwise.

Securities Authorized for Issuance Under Equity Compensation Plans

We currently have four equity compensation plans under which shares of our common stock are authorized for issuance. The following table sets forth certain information regarding our existing equity compensation plans as of May 31, 2006, the end of our last completed fiscal year.

Equity Compensation Plan Information
	Number of Shares		Number of Shares
	to be Issued	Weighted-Average Exercise	Remaining Available for
	Upon Exercise of	Price of Outstanding	Future Issuance Under
Plan Category	Outstanding Stock Options	Stock Options	Equity Compensation Plans

Equity compensation plans approved by stockholders	1,007,500	12.46	1,183,699
Equity compensation plans not approved by stockholders	739,875	9.29		(1)

Total	1,747,375	11.11

(1)	The grant of additional options is prohibited under our stock option plans other than the Northfield Laboratories Inc. 2003 Equity Compensation Plan and the New Employee Stock Option Plan.

Our existing equity compensation plans provide for the grant of stock options and, in the case of the Northfield Laboratories Inc. 2003 Equity Compensation Plan, restricted stock, stock appreciation rights and other forms of equity compensation. Individual grants to directors, officers and employees under our plans have generally been made pursuant to individual grant agreements that contain additional terms and conditions, such as vesting requirements and restrictions on exercise of the granted options after termination of employment. The compensation committee of our board of directors acts as the administrator of each of our equity compensation plans.

The Northfield Laboratories Inc. 1996 Stock Option Plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. As of May 31, 2006, options to purchase a total of 293,000 shares of common stock at prices between $9.56 and $15.41 were outstanding under the 1996 plan. These options expire between 2007 and 2010, ten years after the date of grant.

The Northfield Laboratories Inc. 1999 Stock Option Plan was established effective June 1, 1999. The 1999 plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. As of May 31, 2006, options to purchase a total of 306,875 shares of common stock at prices between $3.62 and $14.17 were outstanding under the 1999 plan. These options expire between 2011 and 2013, ten years after the date of grant.

The Northfield Laboratories Inc. New Employee Stock Option Plan was established effective January 1, 2003. The new employee plan provides for the granting of stock options to purchase up to 350,000 shares of common stock to newly-hired employees. As of May 31, 2006, options to purchase a total of 80,000 shares common stock at prices between $3.62 and $22.02 per share were outstanding under the new employee plan. These options expire between 2013 and 2016, ten years after the date of grant.

Our Nonqualified Stock Option Plan for Outside Directors provides for the granting of stock options to purchase up to 200,000 shares of common stock to directors who are neither employees of nor consultants to Northfield and who were not directors on June 1, 1994. As of May 31, 2006, options to purchase a total of 60,000 shares of common stock at prices between $4.09 and $13.38 per share were outstanding under this plan. These options expire between 2008 and 2012.

The Northfield Laboratories Inc. 2003 Equity Compensation Plan provides for the granting of stock options, restricted stock, stock appreciation rights and other forms of equity compensation to our non-employee directors, employees and consultants. As of May 31, 2006, restricted stock awards covering a total of 18,250 shares of common stock were outstanding under this plan. As of May 31, 2006, options to purchase a total of 1,007,500 shares of common stock at prices between $5.94 and $18.55 per share were outstanding under this plan. These options expire between 2013 and 2015.

Employee Benefit Plans

We sponsor a defined contribution 401(k) savings plan covering each of our employees satisfying certain minimum length of service requirements. We make discretionary contributions to this plan subject to certain maximum contribution limitations. Our expenses incurred under this plan for the years ended May 31, 2006, 2005 and 2004 were $248,112, $202,838 and $169,758, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who beneficially own more than 10% of our common stock file with the Securities and Exchange Commission initial reports of beneficial ownership of the common stock and reports of changes in their beneficial ownership.

To our knowledge, based solely upon a review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended May 31, 2006, our officers, directors and greater than 10% beneficial owners complied during our last fiscal year with all applicable Section 16(a) filing requirements.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report of the compensation committee of the board of directors discusses our executive compensation policies and the bases for the compensation paid to our Chief Executive Officer during our last completed fiscal year.

Compensation Policy

Our policy with respect to executive compensation has been designed to compensate executive officers fairly and adequately in relation to their responsibilities, capabilities and contributions to Northfield. We have also sought to align the interests of senior management with those of our stockholders with respect to long-term increases in the price of our stock. The compensation committee considers it essential to our success that the compensation paid to executive officers remain competitive with similar or competitive companies in order to attract and retain the talented senior management necessary to achieve our business objectives.

Components of Compensation

The components of compensation paid for our last completed fiscal year to our executive officers consisted of base salary, stock options, cash bonuses and certain other benefits. During our last completed fiscal year, we had employment agreements which provided for specified annual salaries with Steven A. Gould, M.D., our Chief Executive Officer, and Jack J. Kogut, our Senior Vice President Administration, Secretary and Treasurer. See “Management — Employment Agreements.” The annual salaries provided in these employment agreements were determined based principally on the compensation levels for similar or competitive companies, including companies in the pharmaceutical and biomedical industries, as well as the levels of responsibility and experience of the individual executive.

During our last completed fiscal year, we granted 235,000 stock options to our named executive officers. These grants were made in recognition of these officers’ significant contributions to the clinical development of PolyHeme. We also paid cash bonuses to our named executive officers during our last completed fiscal year totaling $383,000. The other benefits provided to our executive officers consist of enhanced life and disability insurance coverage. Executive officers are also eligible for coverage under our general medical and life insurance programs and may participate in our defined contribution 401(k) savings plan on the same terms as other employees.

Chief Executive Officer Compensation

During our 2006 fiscal year, our Chief Executive Officer, Steven A. Gould, M.D., received $358,886 in base salary, a $140,000 cash bonus and a grant of 100,000 stock options. The amount and composition of Dr. Gould’s compensation during our 2006 fiscal year were determined based principally on compensation levels applicable to the chief executive officers of similar or competitive companies and secondarily on Dr. Gould’s prior contributions to Northfield and his high level of experience and involvement with the development and clinical testing of PolyHeme.

Certain Tax Considerations

The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a “covered employee” in excess of $1,000,000 per year. Generally, we intend that compensation paid to covered employees shall be deductible to the fullest extent permitted by law. Our stock option plans are intended to qualify under Section 162(m) of the Internal Revenue Code. However, we intend to retain the flexibility necessary to provide total compensation in line with competitive practices, our compensation philosophy and our company’s best interests. Accordingly, we may from time to time pay compensation to our executive officers that may not be deductible. There were no amounts that were non-deductible for our 2006 fiscal year.

Members of the Compensation Committee

David A. Savner
Bruce S. Chelberg

AUDIT COMMITTEE REPORT

Our audit committee has (i) reviewed and discussed our audited financial statements with management, (ii) discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380), as amended, (iii) received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as amended, and (iv) discussed with our independent accountants the accountants’ independence. Based on the review and discussions referred to above, the audit committee has recommended to our board of directors that our audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended May 31, 2006 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

John F. Bierbaum
Edward C. Wood, Jr.
Jack Olshansky

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return on our common stock from May 31, 2001 through May 31, 2006 with the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Pharmaceutical Index. The total stockholder return assumes that $100 was invested in our common stock and each of the two indexes on May 31, 2001 and also assumes the reinvestment of any dividends. The return on our common stock is calculated using the closing price for the common stock on May 31, 2001, as quoted on the Nasdaq Stock Market, Inc. Past financial performance may not be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

			Nasdaq Pharmaceuticals
	Northfield	Nasdaq Stock Market	Stocks SIC 2830-2839
	Laboratories Inc.	(US Companies)	US & Foreign
May 31, 2001	100.0	100.0	100.0
May 31, 2002	24.8	76.9	68.6
May 30, 2003	38.8	76.5	81.6
May 28, 2004	79.2	95.0	92.4
May 31, 2005	78.6	99.4	88.1
May 31, 2006	55.4	105.3	98.6

The Report of the Compensation Committee on Executive Compensation, the Audit Committee Report and the Stock Performance Graph are not deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

SECURITY OWNERSHIP OF PRINCIPAL
STOCKHOLDERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of July 31, 2006, for (i) each of our current executive officers named under “Management — Executive Officers,” (ii) each of our current directors, (iii) each other person who is known by us to be the beneficial owner of more than five percent of our outstanding common stock and (iv) all of our current directors, and executive officers as a group. Except as otherwise indicated, the address of each person named in the following table is c/o Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800.

			Percentage
	Number of		Beneficially
Name of Stockholder	Shares		Owned(1)

Steven A. Gould, M.D.	798,450	(2)	3%
Jack J. Kogut	249,310	(3)	*
Marc D. Doubleday	108,250	(4)	*
Eva C. Essig, Ph.D.	39,500	(5)	*
George A. Hides	22,750	(6)	*
Robert L. McGinnis	97,250	(7)	*
Laurel Omert, M.D.	6,250	(8)	*
Sophia H. Twaddell	29,000	(9)	*
John F. Bierbaum	39,802	(10)	*
Bruce S. Chelberg	39,802	(11)	*
Alan L. Heller	11,406	(12)	*
Paul M. Ness, M.D.	39,802	(13)	*
Jack Olshansky	71,102	(14)	*
David A. Savner	56,802	(15)	*
Edward C. Wood, Jr.	11,135	(16)	*
PepsiAmericas, Inc.	1,502,345	(17)	5.6%
60 South Sixth Street Suite 3880 Minneapolis, Minnesota 55402
All current directors and executive officers as a group (14 persons)	1,620,611		5.8%

*	Less than one percent

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Includes 255,000 shares of common stock which Dr. Gould is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes 474,630 shares held in a personal trust and 43,820 shares held in a family trust. Does not include 250,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(3)	Includes 162,000 shares of common stock which Mr. Kogut is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes 64,805 shares held in a personal trust. Does not include 125,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(4)	Includes 103,250 shares of common stock which Mr. Doubleday is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 48,750 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(5)	Includes 37,500 shares of common stock which Dr. Essig is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 37,500 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(6)	Includes 21,750 shares of common stock which Mr. Hides is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 48,750 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(7)	Includes 95,750 shares of common stock which Mr. McGinnis is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 56,250 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(8)	Includes 6,250 shares of common stock which Dr. Omert is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 43,750 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(9)	Includes 26,250 shares of common stock which Ms. Twaddell is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 58,750 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(10)	Includes 35,000 shares of common stock which Mr. Bierbaum is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include any shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(11)	Includes 35,000 shares of common stock which Mr. Chelberg is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include any shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(12)	Includes 10,000 shares of common stock which Mr. Heller is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include any shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(13)	Includes 35,000 shares of common stock which Dr. Ness is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include any shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(14)	Includes 60,000 shares of common stock which Mr. Olshansky is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include any shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(15)	Includes 50,000 shares of common stock which Mr. Savner is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days.

(16)	Includes 10,000 shares of common stock which Mr. Wood is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days.

(17)	Based on the information reported in the Schedule 13G filed with the Securities and Exchange Commission by PepsiAmericas, Inc.

Item 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The audit committee of our board of directors has selected KPMG LLP as Northfield’s independent auditors for the fiscal year ending May 31, 2007 and has further directed that the selection of independent auditors be submitted for approval by our stockholders at the annual meeting. KPMG has served as Northfield’s independent auditors since 1985. The audit committee believes that KPMG is knowledgeable about our operations and accounting practices and is qualified to act in the capacity of our principal independent auditors.

During our fiscal 2005 and 2006 fiscal years, the following fees were billed to us by KPMG:

	2005	2006

Audit Fees	$116,950	$372,100
Audit Related Fees	73,650	0
Tax Fees	17,869	17,000
All Other Fees	—	5,000

Audit fees consist of fees billed for professional services rendered for the audit of Northfield’s financial statements and review of the interim financial statements included in quarterly filings and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements, except those not required by statute or regulation.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Northfield’s financial statements and are not reported under “Audit Fees.” These services include accounting consultations and attest services related to financial reporting that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax fees consist of fees billed for professional services related to federal and state tax compliance, tax advice and assistance with tax audits and appeals.

The audit committee considered whether the non-audit services rendered by KPMG were compatible with maintaining KPMG’s independence as auditors of our financial statements, and concluded that they were. The audit committee has adopted a written pre-approval policy with respect to the services provided to us by our auditors. A copy of this policy is available on our Internet website as described above under “Corporate Governance and Website Information.” All of the services provided to us by our auditors during our 2005 and 2006 fiscal years were approved by our audit committee.

We expect a representative of KPMG to attend the annual meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions. If the selection of KPMG is not approved by the stockholders, our board of directors will consider such a vote as advice to select other independent auditors for the 2008 fiscal year, rather than the 2007 fiscal year, because of the difficulty and expense involved in changing independent auditors on short notice.

The board of directors recommends a vote FOR ratification of the appointment of KPMG as independent auditors for fiscal 2007.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders may present proper proposals for inclusion in Northfield’s proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. In order to be included in our proxy statement for our next annual meeting, stockholder proposals must be received by us no later than April 17, 2007, and must otherwise comply with the requirements of the applicable rules of the Securities and Exchange Commission.

In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder nominations for director and stockholder proposals not included in our proxy statement, to be brought before any annual meeting of stockholders. In general, notice must be received by our corporate secretary not less than 60 days nor more than 90 days prior to the date of the annual meeting, except if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to our stockholders, in which event, to be timely, notice by the stockholders must be received no later than the close of business on the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure was made. It is currently expected that our 2007 annual meeting of stockholders will be held on or about September 27, 2007. Therefore, the deadline under our bylaws for timely submission of director nominations and stockholder proposals for consideration at our 2007 annual meeting is currently expected to be July 29, 2007. Stockholder nominations for director are also required under our bylaws to include certain information regarding the director nominee and the stockholder making the nomination.

All notice of proposals by stockholders, whether or not to be included in our proxy materials, should be sent to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Corporate Secretary.

GENERAL

The board of directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on these matters.

Proxy - Northfield Laboratories Inc.

ANNUAL MEETING OF STOCKHOLDERS — SEPTEMBER 20, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder of Northfield Laboratories Inc. hereby appoints Jack J. Kogut and Davida Berman, and each of them, attorneys and proxies with full power of substitution, to vote at the Annual Meeting of the Stockholders of Northfield Laboratories Inc. to be held on Wednesday, September 20, 2006, at 10:00 A.M., local time, at The Deer Path Inn, 255 East Illinois Road, Lake Forest, Illinois 60045, and at any adjournment or postponement thereof, in the name of the undersigned and with the same force and effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.
     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY EACH OF THE ABOVE PERSONS, FOR EACH OF THE PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AS THE ABOVE PERSONS MAY DEEM ADVISABLE.
     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)	+

Northfield Laboratories Inc.	000000 0000000000 0 0000
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3	000000000.000 ext
ADD 4	000000000.000 ext
ADD 5
ADD 6	HOLDER ACCOUNT NUMBER
C 1234567890 J N T
[BAR CODE]
☐ Mark this box with
an X if you have
made changes to your
name or address
details above.
ANNUAL MEETING PROXY CARD

     PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
A ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.

	FOR	WITHHOLD		FOR	WITHHOLD
01 - Steven A. Gould, M.D.	☐	☐	05 - Paul M. Ness, M.D.	☐	☐
02 - John F. Bierbaum	☐	☐	06 - David A. Savner	☐	☐
03 - Bruce S. Chelberg	☐	☐	07 - Edward C. Wood, Jr	☐	☐
04 - Alan L. Heller	☐	☐

B PROPOSALS
The Board of Directors recommends a vote FOR the following proposals.

		FOR	AGAINST	ABSTAIN
		☐	☐	☐
2.	To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the Company’s 2007 fiscal year.				I plan to attend the Meeting in person. ☐

3.	In their discretion, to act in any other matters which may properly come before the Annual Meeting and any adjournment or postponement thereof.	☐	☐	☐
C	AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Sign exactly as your name(s) appear hereon. When signing as attorney, administrator, trustee, guardian or any other representative capacity, please so indicate. Please sign in the box(s) below to validate this proxy.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date (mm/dd/yyyy)

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1 UPX HHH PPPP 004041	+
TELEPHONE AND INTERNET VOTING INSTRUCTIONS
YOU CAN VOTE BY TELEPHONE OR THE INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
[PHONE LOGO] To vote using the Telephone (within the U.S. and Canada)

	-	Call toll free 1-866-601-0658 in the United States or Canada any time on a touch tone telephone.
There is NO CHARGE to you for the call.

	-	Follow the simple instructions provided by the recorded message.

[COMPUTER MOUSE LOGO] To vote using the Internet

	-	Go to the following web site:
WWW.COMPUTERSHARE.COM/US/PROXY

-	Enter the information requested on your computer screen and follow the simple instructions.

HOLDER ACCOUNT NUMBER C0123456789	PROXY ACCESS NUMBER 12345
If you vote by telephone or the Internet, please DO NOT mail back this proxy card. Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on September 20, 2006. THANK YOU FOR VOTING